UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2014

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Christopher D. Maher, the Registrant’s President and Chief Operating Officer, was appointed to the Registrant’s Board of Directors and the Board of Directors of OceanFirst Bank, its banking subsidiary, on February 19, 2014. Mr. Maher will serve in the class of directors having a term that expires at the 2016 Annual Meeting of Stockholders. Mr. Maher’s current compensation and employment related agreements will not change by virtue of his appointment to the Boards of Directors of the Registrant and OceanFirst Bank.

ITEM 8.01	OTHER EVENTS

On February 24, 2014, the Registrant issued a press release announcing the above appointment. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

99.1	Press release announcing the appointment of Christopher D. Maher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick
Michael Fitzpatrick
Executive Vice President and Chief Financial Officer

Dated: February 25, 2014